EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-15,
                   Asset-Backed Certificates, Series 2005-15

Goldman Sachs                   GSAA-05 15

===============================================================================


-----------------------------------------
Stats
-----------------------------------------
Count:  2071
Schedule Balance:  $517,595,142.79
AverageSched Bal:  $249,925.23
GrossWAC: 6.234
NetWAC: 5.979
OTERM: 360
RTERM: 359
ATERM: 358
AGE:  1
First CAP:  4.643
Periodic CAP:  1.613
MAXRATE: 11.555
MINRATE: 2.432
MTR: 52.059
MARGIN: 2.432
DTI:    37.219
OLTV: 78.999
COLTV: 95.249
FICO:   714.983
-----------------------------------------


-----------------------------------------
Current Rate           Percent
-----------------------------------------
4.501 - 5.000                        0.54
5.001 - 5.500                       13.21
5.501 - 6.000                       31.17
6.001 - 6.500                       26.69
6.501 - 7.000                       17.65
7.001 - 7.500                        8.47
7.501 - 8.000                        2.05
8.001 - 8.500                        0.21
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Scheduled Balance                 Percent
-----------------------------------------
        0.01  -    50,000.00         0.11
   50,000.01  -   100,000.00         1.92
  100,000.01  -   150,000.00         8.09
  150,000.01  -   200,000.00        12.39
  200,000.01  -   250,000.00        14.67
  250,000.01  -   275,000.00         7.29
  275,000.01  -   350,000.00        24.37
  350,000.01  -   400,000.00         9.52
  400,000.01  -   450,000.00         4.78
  450,000.01  -   500,000.00         5.63
  500,000.01  -   550,000.00         3.15
  550,000.01  -   600,000.00         3.30
  600,000.01  -   750,000.00         3.69
  750,000.01  -   850,000.00         0.30
  850,000.01  -   950,000.00         0.17
  950,000.01  - 1,000,000.00         0.38
1,250,000.01  - 1,500,000.00         0.25
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original Term          Percent
-----------------------------------------
360                                100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
RemTerm                           Percent
-----------------------------------------
353.000                              0.16
354.000                              0.06
355.000                              0.36
356.000                              1.33
357.000                              4.04
358.000                             22.32
359.000                             47.82
360.000                             23.92
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Am WAM                            Percent
-----------------------------------------
0.000 - 59.999                      94.18
300.000 - 359.999                    5.34
360.000 >=                           0.48
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Age                               Percent
-----------------------------------------
0                                   23.92
1                                   47.82
2                                   22.32
3                                    4.04
4                                    1.33
5                                    0.36
6                                    0.06
7                                    0.16
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
States                            Percent
-----------------------------------------
CA                                  33.70
FL                                   8.80
VA                                   7.17
AZ                                   5.18
WA                                   4.88
CO                                   4.00
NV                                   4.77
IL                                   4.10
MD                                   3.61
GA                                   1.90
Other                               21.89
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original LTV                      Percent
-----------------------------------------
 0.001 - 50.000                      0.19
50.001 - 60.000                      0.74
60.001 - 70.000                      3.35
70.001 - 75.000                      3.64
75.001 - 80.000                     91.98
80.001 - 85.000                      0.10
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Combined LTV                      Percent
-----------------------------------------
 0.001 - 50.000                      0.15
60.001 - 70.000                      0.15
70.001 - 75.000                      0.37
75.001 - 80.000                      1.27
80.001 - 85.000                      2.46
85.001 - 90.000                     25.35
90.001 - 95.000                     23.48
95.001 - 100.000                    46.76
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
FICO                              Percent
-----------------------------------------
620.000 - 639.999                    2.57
640.000 - 659.999                    5.40
660.000 - 679.999                   14.71
680.000 - 699.999                   16.38
700.000 - 719.999                   16.03
720.000 - 739.999                   15.36
740.000 - 759.999                   13.19
760.000 - 779.999                    8.64
780.000 - 799.999                    6.50
800.000 - 819.999                    1.21
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
PMI                               Percent
-----------------------------------------
OLTV <= 80 - NO MI                  99.90
PMI MORTGAGE INSURANCE CO            0.05
UGIC                                 0.06
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Property Type                     Percent
-----------------------------------------
2-4 FAMILY                           5.00
CONDO                               15.32
PUD                                 30.97
SINGLE FAMILY                       48.71
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Occupancy Code                    Percent
-----------------------------------------
NON OWNER                           12.60
OWNER OCCUPIED                      82.26
SECOND HOME                          5.14
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Purpose                           Percent
-----------------------------------------
CASHOUT REFI                         6.04
PURCHASE                            85.44
RATE/TERM REFI                       8.52
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Documentation Type                Percent
-----------------------------------------
FULL/ALT                            29.48
NINA/NO DOC                          0.40
SISA                                10.12
SIVA                                60.01
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only                     Percent
-----------------------------------------
N                                    5.82
Y                                   94.18
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only Term                Percent
-----------------------------------------
0.000                                5.82
36.000                               4.07
60.000                              53.56
84.000                               2.58
120.000                             33.98
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Silent                            Percent
-----------------------------------------
Y                                  100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Flag                       Percent
-----------------------------------------
N                                   72.97
Y                                   27.03
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Term                       Percent
-----------------------------------------
0.000                               72.97
12.000                              10.33
24.000                               0.11
30.000                               0.04
36.000                              13.11
42.000                               0.30
60.000                               3.14
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
DTI                               Percent
-----------------------------------------
<= 0.000                             0.56
0.001 - 10.000                       0.35
10.001 - 20.000                      2.18
20.001 - 30.000                     10.76
30.001 - 40.000                     51.99
40.001 - 50.000                     32.68
50.001 - 60.000                      1.38
60.001 - 70.000                      0.10
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Conforming                        Percent
-----------------------------------------
CONFORMING                          74.72
NON CONFORMING                      25.28
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Arm Index                         Percent
-----------------------------------------
1 YEAR LIBOR                        59.62
1 YEAR TREASURY                      0.10
6 MONTH LIBOR                       40.27
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Margins                           Percent
-----------------------------------------
2.001 - 2.500                       67.27
2.501 - 3.000                       32.66
3.001 - 3.500                        0.08
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
First Adjustment Cap              Percent
-----------------------------------------
2.000                                4.95
3.000                               10.45
5.000                               84.51
6.000                                0.09
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Periodic Cap                      Percent
-----------------------------------------
1.000                               38.74
2.000                               61.26
-----------------------------------------
Total:                             100.00
-----------------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer
===============================================================================
                           Nov 29, 2005 15:48                       Page 1 of 2

Goldman Sachs                   GSAA-05 15

===============================================================================


-----------------------------------------
Max Rate                          Percent
-----------------------------------------
10.001 - 10.500                     11.81
10.501 - 11.000                     27.30
11.001 - 11.500                     19.34
11.501 - 12.000                     12.81
12.001 - 12.500                     11.27
12.501 - 13.000                      9.63
13.001 - 13.500                      5.98
13.501 - 14.000                      1.68
14.001 - 14.500                      0.18
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Floor Rate                        Percent
-----------------------------------------
2.001 - 2.500                       67.27
2.501 - 3.000                       32.63
3.001 - 3.500                        0.10
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Months To Roll                    Percent
-----------------------------------------
10.                                  0.55
11.                                  2.51
12.                                  0.60
21.                                  0.11
22.                                  2.01
23.                                  1.41
24.                                  4.35
29.                                  0.10
30.                                  0.01
31.                                  0.06
32.                                  0.34
33.                                  1.49
34.                                  9.08
35.                                  3.26
36.                                  6.90
53.                                  0.05
54.                                  0.05
55.                                  0.23
56.                                  0.46
57.                                  1.90
58.                                  9.38
59.                                 39.69
60.                                  8.59
79.                                  0.06
80.                                  0.52
81.                                  0.42
82.                                  1.01
83.                                  0.40
84.                                  0.97
117.                                 0.12
118.                                 0.28
119.                                 0.55
120.                                 2.49
121.                                 0.02
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Number of Units                   Percent
-----------------------------------------
1                                   94.96
2                                    3.18
3                                    1.29
4                                    0.57
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Product Type                      Percent
-----------------------------------------
1 YEAR ARM                           3.67
10 YEAR ARM                          3.46
2 YEAR ARM                           7.88
3 YEAR ARM                          21.25
5 YEAR ARM                          60.36
7 YEAR ARM                           3.39
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Self Employment Flag              Percent
-----------------------------------------
N                                   79.59
Y                                   20.41
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Originator                        Percent
-----------------------------------------
COUNTRYWIDE                         50.84
GREENPOINT                          35.04
NATCITY                             14.12
-----------------------------------------
Total:                             100.00
-----------------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer
===============================================================================
                           Nov 29, 2005 15:48                       Page 2 of 2

Goldman Sachs                   GSAA-05 15

===============================================================================


-----------------------------------------
Stats
-----------------------------------------
Count: 792
Schedule Balance: $157,287,813.62
AverageSched Bal: $198,595.72
GrossWAC: 6.673
NetWAC: 6.388
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP:   4.473
Periodic CAP: 1.362
MAXRATE: 12.184
MINRATE: 2.645
MTR: 45.977
MARGIN: 2.644
DTI:     34.151
OLTV: 76.897
COLTV: 81.881
FICO:    722.183
-----------------------------------------


-----------------------------------------
Current Rate                      Percent
-----------------------------------------
4.501 - 5.000                        0.35
5.001 - 5.500                        4.19
5.501 - 6.000                       11.98
6.001 - 6.500                       25.00
6.501 - 7.000                       32.06
7.001 - 7.500                       19.62
7.501 - 8.000                        6.21
8.001 - 8.500                        0.58
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Scheduled Balance                 Percent
-----------------------------------------
      0.01 -  50,000.00              0.64
 50,000.01 - 100,000.00              6.37
100,000.01 - 150,000.00             14.91
150,000.01 - 200,000.00             16.65
200,000.01 - 250,000.00             13.55
250,000.01 - 275,000.00              6.37
275,000.01 - 350,000.00             13.95
350,000.01 - 400,000.00              8.93
400,000.01 - 450,000.00              6.75
450,000.01 - 500,000.00              5.52
500,000.01 - 550,000.00              3.38
550,000.01 - 600,000.00              0.35
600,000.01 - 750,000.00              1.60
750,000.01 - 850,000.00              0.49
850,000.01 - 950,000.00              0.55
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original Term                     Percent
-----------------------------------------
360                                100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
RemTerm                           Percent
-----------------------------------------
353.000                              0.39
355.000                              0.58
356.000                              2.06
357.000                              7.65
358.000                             48.01
359.000                             34.58
360.000                              6.73
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Am WAM                            Percent
-----------------------------------------
0.000 - 59.999                      85.44
300.000 - 359.999                   14.11
360.000 >=                           0.45
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Age                               Percent
-----------------------------------------
0                                    6.73
1                                   34.58
2                                   48.01
3                                    7.65
4                                    2.06
5                                    0.58
7                                    0.39
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
States                            Percent
-----------------------------------------
CA                                  21.45
FL                                  11.43
AZ                                   6.49
NV                                   5.72
VA                                   7.65
TX                                   2.60
CO                                   3.73
WA                                   4.16
IL                                   4.17
MA                                   4.18
Other                               28.42
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original LTV                      Percent
-----------------------------------------
0.001 - 50.000                       2.23
50.001 - 60.000                      2.27
60.001 - 70.000                     13.51
70.001 - 75.000                     11.63
75.001 - 80.000                     61.77
80.001 - 85.000                      0.52
85.001 - 90.000                      8.06
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Combined LTV                      Percent
-----------------------------------------
0.001 - 50.000                       2.16
50.001 - 60.000                      2.26
60.001 - 70.000                     10.31
70.001 - 75.000                      9.27
75.001 - 80.000                     27.21
80.001 - 85.000                      2.05
85.001 - 90.000                     36.50
90.001 - 95.000                     10.15
95.001 - 100.000                     0.07
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
FICO                              Percent
-----------------------------------------
620.000 - 639.999                    1.39
640.000 - 659.999                    4.03
660.000 - 679.999                   13.38
680.000 - 699.999                   14.92
700.000 - 719.999                   16.52
720.000 - 739.999                   13.88
740.000 - 759.999                   11.96
760.000 - 779.999                   11.63
780.000 - 799.999                   10.44
800.000 - 819.999                    1.85
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
PMI                               Percent
-----------------------------------------
GEMICO                               0.50
MORTGAGE GUARANTY INSURANCE CO       0.06
OLTV <= 80 - NO MI                  91.41
PMI MORTGAGE INSURANCE CO            6.16
RADIAN                               0.81
REPUBLIC MORTGAGE INSUANCE CO        0.35
TRIAD                                0.08
UGIC                                 0.62
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Property Type                     Percent
-----------------------------------------
2-4 FAMILY                          21.12
CONDO                               11.25
PUD                                 19.89
SINGLE FAMILY                       47.73
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Occupancy Code                    Percent
-----------------------------------------
NON OWNER                          100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Purpose                           Percent
-----------------------------------------
CASHOUT REFI                        20.36
PURCHASE                            71.15
RATE/TERM REFI                       8.49
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Documentation Type                Percent
-----------------------------------------
FULL/ALT                            31.23
NINA/NO DOC                          1.27
SISA                                 0.30
SIVA                                67.20
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only                     Percent
-----------------------------------------
N                                   14.56
Y                                   85.44
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only Term                Percent
-----------------------------------------
0.000                               14.56
36.000                               6.59
60.000                              28.77
84.000                               3.76
120.000                             46.32
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Silent                            Percent
-----------------------------------------
N                                   58.53
Y                                   41.47
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Flag                       Percent
-----------------------------------------
N                                   59.71
Y                                   40.29
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Term                       Percent
-----------------------------------------
0.000                               59.71
12.000                               4.46
24.000                               0.27
30.000                               0.11
36.000                              30.58
42.000                               0.74
60.000                               4.13
-----------------------------------------
Total:                             100.00
-----------------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer
===============================================================================
                           Nov 29, 2005 15:55                       Page 1 of 2

Goldman Sachs                   GSAA-05 15

===============================================================================


-----------------------------------------
DTI                               Percent
-----------------------------------------
<= 0.000                             4.63
0.001 - 10.000                       0.86
10.001 - 20.000                      6.90
20.001 - 30.000                     17.85
30.001 - 40.000                     48.84
40.001 - 50.000                     18.69
50.001 - 60.000                      2.08
60.001 - 70.000                      0.15
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Conforming                        Percent
-----------------------------------------
CONFORMING                          80.31
NON CONFORMING                      19.69
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Arm Index                         Percent
-----------------------------------------
1 YEAR LIBOR                        39.19
6 MONTH LIBOR                       60.81
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Margins                           Percent
-----------------------------------------
2.001 - 2.500                       23.65
2.501 - 3.000                       76.15
3.001 - 3.500                        0.20
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
First Adjustment Cap              Percent
-----------------------------------------
2.000                                9.16
3.000                               12.72
5.000                               77.86
6.000                                0.26
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Periodic Cap                      Percent
-----------------------------------------
1.000                               63.78
2.000                               36.22
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Max Rate                          Percent
-----------------------------------------
10.001 - 10.500                      2.90
10.501 - 11.000                      9.21
11.001 - 11.500                     16.21
11.501 - 12.000                     15.44
12.001 - 12.500                     18.34
12.501 - 13.000                     21.30
13.001 - 13.500                     11.43
13.501 - 14.000                      4.66
14.001 - 14.500                      0.50
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Floor Rate                        Percent
-----------------------------------------
2.001 - 2.500                       23.65
2.501 - 3.000                       76.06
3.001 - 3.500                        0.29
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Months To Roll                    Percent
-----------------------------------------
10.                                  1.29
11.                                  5.25
12.                                  1.70
21.                                  0.19
22.                                  5.47
23.                                  2.41
29.                                  0.21
31.                                  0.22
32.                                  0.52
33.                                  4.02
34.                                 24.21
35.                                  7.16
36.                                  0.13
53.                                  0.18
55.                                  0.25
56.                                  0.79
57.                                  2.76
58.                                 14.57
59.                                 18.11
60.                                  2.64
79.                                  0.11
80.                                  0.74
81.                                  0.68
82.                                  1.81
83.                                  0.37
84.                                  0.36
118.                                 0.65
119.                                 1.28
120.                                 1.89
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Number of Units                   Percent
-----------------------------------------
1                                   78.74
2                                    9.96
3                                    6.18
4                                    5.12
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Product Type                      Percent
-----------------------------------------
1 YEAR ARM                           8.25
10 YEAR ARM                          3.82
2 YEAR ARM                           8.07
3 YEAR ARM                          36.48
5 YEAR ARM                          39.30
7 YEAR ARM                           4.08
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Self Employment Flag              Percent
-----------------------------------------
N                                   61.08
Y                                   38.92
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Originator                        Percent
-----------------------------------------
COUNTRYWIDE                         23.07
GREENPOINT                          55.31
NATCITY                             21.62
-----------------------------------------
Total:                             100.00
-----------------------------------------



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